Exhibit 10.1

                                                                  EXECUTION COPY


















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                             CONTRIBUTION AGREEMENT

                           dated as of October 3, 2003

                                 by and between

                         CENTRAL ILLINOIS LIGHT COMPANY

                               d.b.a. AMERENCILCO

                                       and

                    AMERENENERGY RESOURCES GENERATING COMPANY


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


                                                TABLE OF CONTENTS

Article I DEFINITIONS.............................................................................................1
   1.1   Certain Definitions......................................................................................1
   1.2   Other Terms..............................................................................................5
   1.3   Other Definitional Provisions............................................................................5

ARTICLE II  CONTRIBUTION OF ASSETS................................................................................5
   2.1   Contribution of Assets...................................................................................5
   2.2   Retained Assets..........................................................................................7
   2.3   Assumption of Liabilities................................................................................7
   2.4   Retained Liabilities.....................................................................................8

Article III  THE CLOSING..........................................................................................9
   3.1   Closing Time and Location................................................................................9
   3.2   Documents to be Delivered by CILCO.......................................................................9
   3.3   Documents to be Delivered by AERG.......................................................................10
   3.4   Conditions to AERG's Obligations........................................................................10
   3.5   Conditions to CILCO's Obligations.......................................................................11

Article IV  REPRESENTATIONS AND WARRANTIES OF CILCO..............................................................11
   4.1   Organization and Qualification..........................................................................11
   4.2   Corporate Authorization.................................................................................11
   4.3   Consents and Approvals..................................................................................12
   4.4   Non-Contravention.......................................................................................12
   4.5   Binding Effect..........................................................................................12

Article V  REPRESENTATIONS AND WARRANTIES OF AERG................................................................12
   5.1   Organization and Qualification..........................................................................12
   5.2   Corporate Authorization.................................................................................12
   5.3   Consents and Approvals..................................................................................13
   5.4   Non-Contravention.......................................................................................13
   5.5   Binding Effect..........................................................................................13

Article VI   COVENANTS AND OTHER MATTERS.........................................................................13
   6.1   Best Efforts............................................................................................13
   6.2   Employee Matters........................................................................................13
   6.3   Further Assurances......................................................................................14
   6.4   Tax Matters.............................................................................................14
   6.5   Books and Records.......................................................................................14
   6.6   Nontransferable Permits.................................................................................15
   6.7   Nonassignable Contracts.................................................................................15
   6.8   Assets Subject to Mortgage Indenture....................................................................15

Article VII   INDEMNIFICATION....................................................................................15
   7.1   Indemnification by AERG.................................................................................15

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
   7.2   Indemnification by CILCO................................................................................15
   7.3   Indemnification Procedures for Third-Party Claims.......................................................16
   7.4   Indemnification Procedures for Other Claims.............................................................17
   7.5   Mitigation..............................................................................................17
   7.6   Computation of Losses Subject to Indemnification........................................................17
   7.7   Obligations Absolute....................................................................................17
   7.8   Survival of Indemnities.................................................................................17
   7.9 Remedies Cumulative.......................................................................................17

Article VIII   TERMINATION.......................................................................................18
   8.1   Termination.............................................................................................18
   8.2   Effect of Termination...................................................................................18

Article IX   MISCELLANEOUS.......................................................................................18
   9.1   Notices.................................................................................................18
   9.2   Entire Agreement; Amendment.............................................................................19
   9.3   Parties in Interest; Assignment.........................................................................19
   9.4   Schedules...............................................................................................19
   9.5   Governing Law; Submission to Jurisdiction; Section of Forum.............................................19
   9.6   Counterparts............................................................................................20
   9.7   Severability............................................................................................20
   9.8   Headings................................................................................................20




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                             EXHIBITS AND SCHEDULES
                             ----------------------


Exhibit                            Description
-------                            -----------

A                                  Duck Creek Easement Agreement
B                                  Edwards Easement Agreement
C                                  Power Supply Agreement
D                                  Services and Facilities Agreement
E                                  Sterling Avenue Easement Agreement

Schedule                           Description
--------                           -----------

2.1(a)                             Owned Real Property
2.1(b)                             Leased Real Property
2.1(d)                             Specific Account Assets
2.1(e)                             Intellectual Property
2.1(f)                             Contracts
2.1(g)                             Permits
2.2(a)                             Retained Transmission and Distribution Assets
2.2(b)                             Retained Contracts
2.3(b)                             Assumed Environmental Liabilities
2.3(c)                             Assumed Claim Liabilities
2.3(d)                             Certain Assumed Liabilities
2.4(d)                             Retained Claim Liabilities
2.4(e)                             Retained Environmental Liabilities
4.3                                Consents
6.2                                Employees



                                      iii
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                             CONTRIBUTION AGREEMENT
                             ----------------------



     THIS CONTRIBUTION AGREEMENT dated as of October 3, 2003, is entered into by and between CENTRAL ILLINOIS LIGHT COMPANY, an Illinois corporation d.b.a. AmerenCILCO ("CILCO"), and AMERENENERGY RESOURCES GENERATING COMPANY (f/k/a Central Illinois Generation Inc.), an Illinois corporation ("AERG").


                              W I T N E S S E T H:
                              --------------------


     WHEREAS, CILCO is a public utility company as defined in Section 3-105 of the Illinois Public Utilities Act (220 ILCS 5/3-105) and presently operates as a vertically integrated electricity generation, transmission and distribution company and as a natural gas distribution company in the State of Illinois;

     WHEREAS, pursuant to the provisions of Section 16-111(g) of the Illinois Public Utilities Act (220 ILCS 5/16-111(g)) CILCO has been authorized to contribute its electric generation facilities and assets to AERG, its wholly-owned subsidiary;

     WHEREAS, CILCO desires to contribute to AERG all of the assets, properties, rights, interests and liabilities of its electric generation operations;

     WHEREAS, AERG desires to receive such assets, properties, rights and interests, to assume the related liabilities, and to conduct an electricity generation business therewith; and

     WHEREAS, the parties intend the transaction to qualify under Section 351(a) of the Internal Revenue Code of 1986, as amended.

     NOW, THEREFORE, upon the terms and subject to the conditions contained herein, CILCO and AERG hereby agree as follows: Article I DEFINITIONS

     1.1 Certain Definitions. As used herein, the following terms shall have the meanings set forth or as referenced below.

     "Account" shall mean an account on CILCO's books and records maintained in accordance with the Federal Energy Regulatory Commission's Uniform System of Accounts.

     "Agreement" shall mean this Contribution Agreement, together with all Exhibits and Schedules hereto.

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     "Ancillary Documents" shall mean all agreements, certificates,  instruments and other documents executed or delivered in accordance with or in connection with the transactions contemplated by this Agreement, including the Edwards Easement Agreement, the Duck Creek Easement Agreement, and the Sterling Avenue Easement Agreement, but excluding the Power Supply Agreement and Services and Facilities Agreement.

     "Assumed Liabilities" shall have the meaning set forth in Section 2.3.

     "Books and Records" shall have the meaning set forth in Section 2.1.

     "Business Day" shall mean any day other than a Saturday, Sunday or a day on which banks in Chicago, Illinois are authorized or obligated by Law or executive order to close.

     "Claim" shall mean any claim, action, suit, proceeding, dispute or investigation made or brought by any Person, whether formal or informal, before any Governmental Authority or in arbitration, mediation or otherwise.

     "Closing" shall mean the event at which CILCO consummates the assignment, transfer and delivery of the Contributed Assets to AERG, and AERG assumes and agrees to perform or discharge the Assumed Liabilities.

     "Closing Date" shall have the meaning set forth in Section 3.1.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Consents" shall mean any consent, approval, authorization, waiver, permit, grant, franchise, concession, agreement, license, exemption or order of, registration, certificate, declaration or filing with, or report or notice to any Person, including without limitation any Governmental Authority.

     "Contracts" shall have the meaning set forth in Section 2.1.

     "Contributed Assets" shall have the meaning set forth in Section 2.1.

     "Duck Creek Easement Agreement" shall mean the Duck Creek Easement Agreement to be entered into on the Closing Date between CILCO and AERG substantially in the form of Exhibit A.

     "Duck Creek Facility" shall mean the electric generation facility located at 17751 North CILCO Road, in the City of Canton, County of Fulton and State of Illinois.

     "Edwards Easement Agreement" shall mean the Edwards Easement Agreement to be entered into on the Closing Date between CILCO and AERG substantially in the form of Exhibit B.

     "Edwards Facility" shall mean the electric generation facility located at 7800 South CILCO Lane, in the City of Bartonville, County of Peoria and State of Illinois.

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     "Employees" shall have the meaning set forth in Section 6.2.

     "Encumbrances" shall mean any and all encumbrances, including without limitation all claims, liens, charges, mortgages, pledges, security interests, options, restrictions (including, in the case of real property, easements, rights of way, covenants, restrictions, lease, licenses, zoning and set back requirements and other variances) or third party rights.

     "Energy Control Center" shall mean CILCO's energy control center facility located in the City of Peoria, County of Peoria and State of Illinois, including all buildings, structures, and tangible personal property located at such facility.

     "Environmental Law" shall mean any Law with respect to the preservation of the environment or the promotion of worker health and safety, including any Law relating to Hazardous Substances, drinking water, surface water, groundwater, wetlands, landfills, open dumps, storage tanks, underground storage tanks, solid waste, waste water, storm water run-off, noises, odors, air emissions, waste emissions or wells. Without limiting the generality of the foregoing, the term encompasses each of the following statutes and the regulations promulgated thereunder, and any similar applicable state or local Law, each as amended: (a) the Comprehensive Environmental Response, Compensation, and Liability Act of 1980; (b) the Solid Waste Disposal Act; (c) the Hazardous Materials Transportation Act; (d) the Toxic Substance Control Act; (e) the Clean Water Act; (f) the Clean Air Act; (g) the Safe Drinking Water Act; (h) the National Environmental Policy Act of 1969; (i) the Superfund Amendments and Reauthorization Act of 1986; (j) Title III of the Superfund Amendments and Reauthorization Act; (k) the Federal Insecticide, Fungicide and Rodenticide Act and (l) the provisions of the Occupational Safety and Health Act of 1970 relating to the handling of and exposure to Hazardous Substances and similar substances.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     "Facilities" shall mean the premises that collectively comprise the Owned Real Property, the Leased Real Property, and the Sterling Avenue Facility.

                  "Generation Operations" shall mean, collectively, each and every task, function and operation that is necessary to, or performed for the purpose of supporting, either directly or indirectly, the generation of electricity by CILCO at the Facilities, as such tasks, functions, and operations are performed at the Facilities as of the date of this Agreement.

     "Governmental Authority" shall mean the United States, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including without limitation any government authority, agency, department, board, commission or instrumentality of the United States, any state of the United States, or any political subdivision of any of the foregoing.

     "Hazardous Substance" shall mean: (i) petroleum, byproducts and any petroleum fractions; (ii) materials which contain any substance defined as a hazardous or toxic substance under any United States federal statutes and their state counterparts, as well as such statutes' implementing regulations including, but not limited to, the Hazardous Materials

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Transportation   Act,  the   Resource   Conservation   and  Recovery   Act,  the
Comprehensive Environmental Response, Compensation and Liability Act, the Clean Water Act, the Safe Drinking Water Act, the Atomic Energy Act, the Toxic Substances Control Act, the Federal Insecticide, Fungicide, and Rodenticide Act, and the Clean Air Act; and (iii) any other materials, including without limitation asbestos, which a federal, state or local Governmental Authority requires be remediated pursuant to any Law relating to the protection of the environment.

     "Indian Trails Facility" shall mean the cogeneration facility located at 1301 South Front Street in Pekin, Illinois.

     "Intellectual Property" shall have the meaning set forth in Section 2.1.

     "Laws" shall mean any federal, state, foreign, provincial or local law, constitutional provisions, code, statute, ordinance, rule, regulation, order, judgment or decree of any Governmental Authority.

     "Leased Real Property" shall have the meaning set forth in Section 2.1.

     "Liabilities" mean all Claims,  demands,  assessments,  judgments,  losses, liabilities, damages, costs and expenses (including, without limitation, interest, penalties, attorneys' fees to the extent permitted by law, and accounting fees and investigation costs).

     "Material Adverse Effect" shall mean an effect that is materially adverse to the value of the Contributed Assets or the Generation Operations taken as a whole or materially adverse to the business, financial condition or results of operations or business prospects of the Generation Operations taken as a whole.

     "Owned Real Property" shall have the meaning set forth in Section 2.1.

     "Permitted Encumbrances" shall mean (a) all Encumbrances on the Contributed Assets as of the date hereof as well as (b) all Encumbrances on the Contributed Assets that shall have (i) become effective between the date hereof and the Closing Date and (ii) arisen or been incurred in good faith and in the ordinary course of business consistent with past practices.

     "Permits" shall have the meaning set forth in Section 2.1.

     "Person" shall mean an individual, a corporation, a partnership, a limited liability company, an association, a trust or other entity or organization, including any Governmental Authority.

     "Personal Property" shall have the meaning set forth in Section 2.1.

     "Power Supply Agreement" shall mean the Power Supply Agreement to be entered into on the Closing Date between CILCO and AERG substantially in the form of Exhibit C.

     "Retained Assets" shall have the meaning set forth in Section 2.2.

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     "Retained Liabilities" shall have the meaning set forth in Section 2.4.

     "Retained Transmission and Distribution Assets" shall have the meaning set forth in Section 2.2.

     "Services and Facilities Agreement" shall mean the Services and Facilities Agreement to be entered into on the Closing Date by and among CILCO, AERG and the other parties thereto substantially in the form of Exhibit D.

     "Sterling Avenue Easement Agreement" shall mean the Sterling Avenue Easement Agreement to be entered into on the Closing Date between CILCO and AERG substantially in the form of Exhibit E.

     "Sterling Avenue Facility" shall mean CILCO's electric generating facility located on Sterling Avenue in the City of Peoria, Illinois.

     "Transferred  Employee" shall have the meaning set forth in Section 6.2(a).

     1.2 Other Terms. Other terms may be defined elsewhere in the text of this Agreement and, unless otherwise indicated, shall have such meaning throughout this Agreement.

     1.3  Other Definitional Provisions.

     (a) The words "hereof", "herein", and "hereunder", and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

     (b) The terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

     (c)  The terms "dollars" and "$" shall mean United States dollars.

     (d) The term "including" shall be deemed to mean "including without limitation."

                                   Article II
                             CONTRIBUTION OF ASSETS

     2.1 Contribution of Assets. On the terms and subject to the conditions set forth herein, CILCO shall transfer, convey, assign, contribute and deliver to AERG all direct or indirect right, title and interest in and to all of the assets, properties and rights of every type and description, whether tangible or intangible, that are related primarily to the Generation Operations in exchange for all of the outstanding stock of AERG and AERG's assumption of certain liabilities pursuant to Section 2.3 hereof. Such assets shall be free of all Encumbrances except Permitted Encumbrances, and with such changes, deletions or additions thereto as may occur from the date hereof to the Closing Date in the ordinary course of business (the "Contributed Assets"), including the following:

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     (a)  the real property  owned by CILCO and  identified on Schedule  2.1(a), including all buildings, structures, and improvements thereon and all appurtenances relating thereto (the "Owned Real Property");

     (b) the leases under which CILCO leases, as lessee, the real property identified on Schedule 2.1(b), including all buildings, structures and improvements thereon, to the extent included in such lease (the "Leased Real Property");

     (c) all tangible personal property, including all fixtures, plant materials and operating supplies recorded in Account 154, machinery and equipment, fuel supplies (including fuel stock recorded in Account
          151), spare parts, vehicles, rolling stock, office furniture and equipment, furnishings, leasehold improvements and construction-in-process, which is located at the Facilities or used or held for use in connection with the Generation Operations at the Facilities (the "Personal Property");

     (d)  the assets listed on Schedule 2.1(d);

     (e) the following intellectual property (and the rights associated therewith): (i) the patents, copyrighted works and registrations or applications for registration of copyrights in any jurisdiction, trademarks (whether registered or unregistered), service marks, brand names, certification marks, trade names and other indications of origin identified on Schedule 2.1(e), the goodwill associated with the foregoing and registrations and applications to register the foregoing, including any extension, modification or renewal of any of such registrations or applications; (ii) non-public information, trade secrets and confidential information to the extent related primarily to the Generation Operations and rights in any jurisdiction to limit the use or disclosure thereof by any Person; and (iii) any claims or causes of action arising out of or related to any infringement or misappropriation of any of the foregoing (the "Intellectual Property");

     (f) to the extent assignable, all agreements, licenses, leases, contracts, subcontracts, purchase orders, sales orders, notes, bonds, mortgages, indentures, guarantees, refunds, commitments, undertakings and any other form of agreement related primarily to the Generation Operations (the "Contracts"), including the Contracts identified on Schedule 2.1(f);

     (g) to the extent assignable, all licenses, permits, approvals, variances, waivers, registrations, certificates or consents to the extent transferable, issued or required by any Governmental Authorities and used in or necessary to the Generation Operations (the "Permits"), including the Permits identified on
Schedule 2.1(g);

     (h) all Claims against Third Persons in connection with the Generation Operations or any of the Contributed Assets, whether arising out of events before, on, or after the Closing Date, except with respect to Claims related to Retained Liabilities; and

     (i) all books and records that relate primarily to the Generation Operations, including all files, ledgers, lists, models, plans, designs, data, data bases, invoices, forms, account registers, correspondence, production records, technical, accounting, manufacturing and procedural manuals, employment records, studies, reports or summaries, and any other books and records relating primarily to the operation or use of any of the Contributed Assets and any confidential information that has been reduced to writing or other tangible medium (the "Books and Records").

     2.2 Retained Assets. Notwithstanding anything to the contrary herein, from and after the Closing, CILCO shall retain all of its direct and indirect right, title and interest in and to all of the following assets and rights (collectively, the "Retained Assets"):

     (a) the overhead and underground communications and electrical transmission and distribution lines (whether consisting of one circuit or more than one circuit) and other overhead and underground transmission, distribution, communication and related facilities and structures, including towers, pole structures, poles, wires, cables, conduits, pipes (including the natural gas pipelines and connections located at the Sterling Avenue Facility), ducts, pumps, controls, switches, relays, circuit breakers, monitoring devices, fiber optic cable and facilities, counterpoise, anchors, ground grid, cathodic protection equipment, manholes, transformers, pedestals, and necessary fixtures, conductors and appurtenances attached thereto (including the metering and relay buildings located at the substation of the Edwards Facility and at the switchyard of the Duck Creek Facility), which are located at the Facilities and identified on Schedule 2.2(a), (the "Retained Transmission and Distribution Assets"), and easements with respect to the Edwards Facility and the Duck Creek Facility;

     (b) the contracts, leases, licenses, purchase orders and other agreements identified on Schedule 2.2(b);

     (c) all Books and Records that CILCO is required by law to retain, provided that CILCO shall furnish AERG with complete copies of such Books and Records;

     (d)  all tax returns of CILCO;

     (e)  the Energy Control Center;

     (f) all assets and rights used or held for use exclusively in connection with the operations at the Indian Trails Facility, including all such tangible personal property, intellectual property, contracts, permits, claims against Third Persons, and book and records;

     (g)  the real  property at which the Sterling  Avenue  Facility is located;
and

     (h)  all other rights and assets not  identified as a Contributed  Asset in
Section 2.1.

     2.3 Assumption of Liabilities. On the terms and subject to the conditions set forth in this Agreement, at the Closing and effective as of the Closing Date, AERG shall assume and agree to pay, honor, defend against, discharge or perform when due all debts, liabilities and obligations, other than the Retained Liabilities, including unknown and contingent liabilities, that arise out of each and every task, function and operation that is necessary to, or performed for the purpose of supporting, either directly or indirectly, the generation of electricity by CILCO at the Facilities or the Contributed Assets, to the extent arising from events or conditions existing after the Closing (the "Assumed Liabilities"), including, but not limited to, the following:

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

     (a) all liabilities and obligations under the Contracts and Permits, when and to the extent such Contracts or Permits shall have been assigned or transferred to AERG;

     (b) all liabilities and obligations (including all unknown and contingent liabilities and obligations) under the Environmental Laws arising after the Closing out of each and every task, function and operation that is necessary to, or performed for the purpose of supporting, either directly or indirectly, the Contributed Assets or the Generation Operations, (all of the foregoing, the "Assumed Environmental Liabilities");

     (c) all liabilities and obligations arising out of the employment or termination of any Transferred Employee and all liabilities and obligations arising out of the Claims identified on Schedule 2.3(c); and

     (d)  the  liabilities  and  obligations  listed  on  Schedule  2.3(d).

     2.4 Retained Liabilities. Notwithstanding anything to the contrary herein, CILCO shall retain all, and AERG shall not assume or be responsible or liable for any, of the following liabilities and obligations, whether incurred before or after the Closing (the "Retained Liabilities"):

     (a) all liabilities and obligations arising out of or related to the Retained Assets;

     (b) all liabilities and obligations under the Contracts and Permits not assigned or transferred to AERG;

     (c) all liabilities and obligations arising out of or relating to this Agreement or the transactions contemplated hereby for which CILCO has assumed responsibility pursuant to this Agreement or any Ancillary Document;

     (d) all liabilities and obligations arising out of or related to the Claims identified on Schedule 2.4(d);

     (e) all liabilities and obligations under the Environmental Laws (other than the Assumed Environmental Liabilities), and all other liabilities and obligations relating to Hazardous Substance, the Contributed Assets and/or the Generation Operations to the extent arising from events or conditions existing prior to the Closing, including, but not limited to, the known liabilities set forth on Schedule 2.4(e);

     (f) all liabilities and obligations in connection with any Claims by a Person (other than AERG) based in whole or in part on the transaction contemplated by this Agreement;

     (g)  all  liabilities  and  obligations   arising  out  of  or  related  to
operations at the Indian Trails Facility; and

     (h) any and all other liabilities not identified as an Assumed Liability in Section 2.3.

                                  Article III
                                  THE CLOSING

     3.1 Closing Time and Location. The Closing shall take place at the offices of McGuireWoods LLP, 77 West Wacker Drive, Suite 4400, Chicago, Illinois 60601 at 8:00 a.m. (local time), on October 3, 2003, subject to the satisfaction or waiver (by the party entitled to waive the condition) of all conditions to the Closing set forth below, or at such other time and place as the parties hereto may mutually agree. The date on which the Closing occurs is called the "Closing Date". The consummation of the transfer of the Contributed Assets hereunder shall for all purposes under this Agreement and the Ancillary Documents be deemed effective as of 12:00 a.m. Central Standard Time on the Closing Date.

     3.2 Documents to be Delivered by CILCO. At the Closing, unless otherwise agreed to by the parties, CILCO shall deliver to AERG:

     (a) a copy of (i) the resolutions of the Board of Directors of CILCO authorizing execution, delivery and performance of this Agreement and all other transactions and agreements contemplated hereby, (ii) CILCO's Articles of Incorporation, and (iii) CILCO's Bylaws, all certified by the Secretary or Assistant Secretary of CILCO to be true, correct, complete, unmodified and in full force and effect as of the Closing Date;

     (b) instruments transferring, assigning or subleasing the Contributed Assets to AERG, free and clear of all Encumbrances except for Permitted Encumbrances;

     (c) copies of all Consents to the transfer, assignment or sublease to AERG of each Contributed Asset that requires such Consent;

     (d) Special Warranty Deeds (the "Deeds") in recordable form, and in form and substance satisfactory to AERG, conveying the Owned Real Property to AERG, free and clear of all Encumbrances except for Permitted Encumbrances;

     (e) releases, including without limitation termination statements under the Uniform Commercial Code (the "UCC") of any financing statements filed against any Contributed Assets, evidencing discharge, removal and termination of all Encumbrances to which the Contributed Assets are subject (other than Permitted Encumbrances), which releases shall be effective at or prior to the Closing;

     (f) a Non-Foreign Person Affidavit as required by Section 1445 of the Code (a "FIRPTA Affidavit");

     (g)  the certificates required by Sections 3.4(a) and (b) below;

     (h) such other deeds, endorsements, assignments, affidavits and other good and sufficient instruments of assignment, conveyance and transfer in form and substance satisfactory to AERG as may be necessary to effect the Closing; and

     (i)  a duly executed copy of each of the Ancillary Documents.

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     3.3  Documents to be Delivered by AERG.  At the Closing,  unless  otherwise agreed to by the parties, AERG shall deliver to CILCO:

     (a) a copy of (i) the resolutions of the Board of Directors of AERG authorizing execution, delivery and performance of this Agreement and all other transactions and agreements contemplated hereby, (ii) AERG's Articles of Incorporation, and (iii) AERG's Bylaws, all certified by the Secretary or an Assistant Secretary of AERG to be true, correct, complete, unmodified and in full force and effect as of the Closing Date;

     (b)  the certificates required by Sections 3.5(a) and (b) below;

     (c) such instruments of assumption, in form and substance satisfactory to CILCO, as may be necessary to effect AERG's assumption of the Assumed Liabilities;

     (d)  such  other   instruments   and  documents,   in  form  and  substance
satisfactory to CILCO, as may be necessary to effect the Closing; and

     (e)  a duly executed copy of each of the other Ancillary Documents.

     3.4 Conditions to AERG's Obligations. The obligation of AERG to consummate the transactions provided for by this Agreement is subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by AERG, except for the conditions (as to Permits) set forth in subsection (c) of this Section 3.4.

     (a) Representations and Warranties. The representations and warranties of CILCO contained herein shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Closing Date (except that representations and warranties that are made as of a specific date must be true in all material respects only as of such date), and AERG shall have received a certificate to such effect dated the Closing Date and executed by a duly authorized officer of CILCO.

     (b) Covenants. The covenants and agreements of CILCO to be performed on or prior to the Closing shall have been duly performed in all material respects, and AERG shall have received a certificate to such effect dated the Closing Date and executed by a duly authorized officer of CILCO.

     (c) Consents. All Permits and Consents shall have been obtained and satisfied.

     (d) No Proceeding or Litigation. No litigation, action, suit, investigation, Claim or proceeding challenging the legality of, or seeking to restrain, prohibit or materially modify, the transactions provided for in this Agreement shall have been made or instituted by any Person or Governmental Authority and not settled or otherwise finally terminated.

     (e)  Closing   Deliveries.   CILCO  shall  have   delivered   to  AERG  the
certificates  and  other  documents   required  by  Section  3.2.

     3.5 Conditions to CILCO's Obligations. The obligations of CILCO to consummate the transactions provided for by this Agreement are subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by CILCO, except for the conditions (as to Permits) set forth in subsection (c) of this Section 3.5.

     (a) Representations and Warranties. The representations and warranties of AERG contained herein shall have been true and correct in all material respects when made and shall be true and correct in all material respects as of the Closing Date (except that representations and warranties that are made as of a specific date need be true in all material respects only as of such date), and AERG shall have received a certificate to such effect dated the Closing Date and executed by a duly authorized officer of AERG.

     (b) Covenants. The covenants and agreements of AERG to be performed on or prior to the Closing shall have been duly performed in all material respects, and AERG shall have received a certificate to such effect dated the Closing Date and executed by a duly authorized officer of AERG.

     (c) Consents. All Permits and Consents that are necessary to consummate the transactions contemplated hereunder shall have been obtained and satisfied.

     (d) No Proceeding or Litigation. No litigation, action, suit, investigation, Claim or proceeding challenging the legality of, or seeking to restrain, prohibit or materially modify, the transactions provided for in this Agreement shall have been made or instituted by any Person or Governmental Authority and not settled or otherwise finally terminated.

     (e) Closing Deliveries. AERG shall have delivered the certificates and other documents required by Section 3.3.

                                   Article IV
                     REPRESENTATIONS AND WARRANTIES OF CILCO


                CILCO represents and warrants to AERG as follows:

     4.1 Organization and Qualification. CILCO is a corporation duly organized, validly existing and in good standing under the laws of the state of Illinois and has all requisite corporate power and authority to own and operate the Contributed Assets and to carry on the Generation Operations as currently conducted. CILCO is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership or operation of the Contributed Assets or the conduct of the Generation Operations requires such qualification.

     4.2 Corporate Authorization. CILCO has full corporate power and authority to execute and deliver this Agreement and each of the Ancillary Documents, and to perform its obligations hereunder and thereunder. The execution, delivery and performance by CILCO of this Agreement and each of the Ancillary Documents have been duly and validly authorized and no additional corporate authorization or consent is required in connection with the execution, delivery and performance by CILCO of this Agreement and each of the Ancillary Documents.

     4.3 Consents and Approvals. Except as specifically set forth in Schedule 4.3, no Consent is required to be obtained by CILCO from, and no notice or filing is required to be given by CILCO to, any Governmental Authority or other Person in connection with the execution, delivery and performance by CILCO of this Agreement and each of the Ancillary Documents.

     4.4 Non-Contravention. The execution, delivery and performance by CILCO of this Agreement and each of the Ancillary Documents, and the consummation of the transactions contemplated hereby and thereby, does not and will not (i) violate any provision of the Articles of Incorporation or Bylaws of CILCO, (ii) subject to obtaining the Consents identified on Schedule 4.3, conflict with, or result in the breach of, or constitute a default under, or result in the termination, cancellation, modification or acceleration (whether after the filing of notice or the lapse of time or both) of any right or obligation of CILCO under, or to a loss of any benefit to which CILCO is entitled under, any Contract or result in the creation of any Encumbrance upon any of the Contributed Assets; or (iii) violate, or result in a breach of or constitute a default under any Law to which CILCO is subject.

     4.5 Binding Effect. This Agreement constitutes, and each of the Ancillary Documents when executed and delivered by the parties thereto will constitute, a valid and legally binding obligation of CILCO enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors, rights and to general equity principles.

                                   Article V
                     REPRESENTATIONS AND WARRANTIES OF AERG


                AERG represents and warrants to CILCO as follows:

     5.1 Organization and Qualification. AERG is a corporation duly organized, validly existing and in good standing under the laws of the state of Illinois and has all requisite corporate power and authority to own and operate the Contributed Assets and to carry on the Generation Operations as currently conducted. AERG is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the ownership or operation of the Contributed Assets or the conduct of the Generation Operations requires such qualification.

     5.2 Corporate Authorization. AERG has full corporate power and authority to execute and deliver this Agreement and each of the Ancillary Documents, and to perform its obligations hereunder and thereunder. The execution, delivery and performance by AERG of this Agreement and each of the Ancillary Documents have been duly and validly authorized and no additional corporate authorization or consent is required in connection with the execution, delivery and performance by AERG of this Agreement and each of the Ancillary Documents.

     5.3 Consents and Approvals. No Consent is required to be obtained by AERG from, and no notice or filing is required to be given by AERG to or made by AERG with, any Governmental Authority or other Person in connection with the execution, delivery and performance by AERG of this Agreement and each of the Ancillary Documents.

     5.4 Non-Contravention. The execution, delivery and performance by AERG of this Agreement and each of the Ancillary Documents, and the consummation of the transactions contemplated hereby and thereby, does not and will not (i) violate any provision of the certificate of incorporation or bylaws of AERG or (ii) violate, or result in a breach of or constitute a default under any Law to which AERG is subject.

     5.5 Binding Effect. This Agreement constitutes, and each of the Ancillary Documents when executed and delivered by the parties thereto will constitute, a valid and legally binding obligation of AERG enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors, rights and to general equity principles.

                                   Article VI
                           COVENANTS AND OTHER MATTERS

     6.1 Best Efforts. CILCO and AERG will cooperate and use their respective reasonable best efforts to fulfill the conditions precedent to the other party's obligations hereunder, including but not limited to, securing as promptly as practicable all Permits and all Consents required for the consummation of the transactions contemplated by this Agreement and the Ancillary Documents, and agree to any reasonable requests in connection therewith.

     6.2  Employee Matters.

     (a) Employment and Benefits. On and after the Closing Date, AERG shall offer to continue the employment of all Persons who are employed by CILCO as of the Closing Date and are either (i) identified on Schedule 6.2 or (ii) hired by CILCO in the ordinary course of business between the date Schedule 6.2 was prepared and the Closing Date for employment primarily in the Generation Operations (the "Employees"). Each offer of employment to an Employee shall, at a minimum, be at the same terms and conditions and enjoyed by such Employee immediately prior to the Closing Date. Each Employee hired by AERG (each, a "Transferred Employee") will be provided with benefits under employee benefit plans, programs and arrangements which are the same as those offered to such Employee by CILCO prior to the Closing Date.

     (b) Labor Unions. AERG shall, at the Closing Date and thereafter in accordance with the requirements of applicable federal labor laws, recognize Local No. 8 as the exclusive representative of those Transferred Employees at the Facilities who are represented by the National Conference of Firemen and Oilers (NCF&O) for purposes of collective bargaining. AERG shall assume the collective bargaining agreement that is in effect on the Closing Date.

     (c) No Third Party Beneficiaries. Nothing contained in this Agreement shall (i) create any rights in any third party, including without limitation any right to employment or right to any particular benefit or (ii) be construed as prohibiting or restricting in any way the right of AERG, CILCO or any successor or other entity to modify, amend or terminate any employee benefit plan, program or arrangement, or any other term or condition of employment of any of its employees, in whole or in part at any time after the Closing Date.

     6.3 Further Assurances. At any time after the Closing Date, CILCO, on the one hand, and AERG, on the other hand, shall promptly execute, acknowledge and deliver any other assurances or documents reasonably requested by the other party and necessary for it to satisfy its respective obligations hereunder or for CILCO or AERG to obtain the benefits contemplated hereby.

     6.4  Tax Matters.

     (a) Asset Transfer Taxes. In the event any tax on the transfer of assets are assessed in connection with the transactions contemplated by this Agreement, the payment of such taxes shall be the sole responsibility of CILCO.

     (b) Property Taxes. Personal and real property taxes for any period after the Closing Date on property of AERG (including, but not limited to, the prorated portion of personal and real property taxes on such property which are based on the value of such property) shall be the liability of AERG. All other personal and real property taxes for any period prior to the Closing Date shall be the liability of CILCO.

     (c) Record Retention. The parties agree to retain all books, records, returns, schedules, documents and all material papers or items of information relating to such taxes for periods prior to the Closing Date for the later of
(i) seven (7) years or (ii) the full period of the applicable statute of limitations, including any extensions thereof.

     6.5  Books and Records.

     (a) Notwithstanding anything to the contrary contained herein, AERG acknowledges and agrees that the Books and Records included in the Contributed Assets shall be delivered to AERG by CILCO within 90 days following the Closing Date and that CILCO shall have the right to redact such Books and Records so that they do not reflect or include any information regarding any business or assets of CILCO other than the Generation Operations and the Contributed Assets.

     (b) AERG will retain all Books and Records included in the Contributed Assets and make the same reasonably available after the Closing Date for inspection and copying by CILCO, at CILCO's expense, during the normal business hours of AERG, upon reasonable request and upon reasonable notice. In furtherance and not in limitation of the foregoing and subject to any longer periods required under Section 6.4 hereof, no such Books and Records shall be destroyed by AERG for a period of seven years after the Closing Date (or until all pending Claims hereunder are resolved, if any such Claim is pending as of the end of such seven-year period) without first advising CILCO in writing and giving CILCO a reasonable opportunity to obtain possession thereof.

     (c) CILCO will retain all books and records and other documents pertaining in any way to the Generation Operations (to the extent not included in the Contributed Assets) in existence on the Closing Date and to make the same reasonably available after the Closing Date for inspection and copying by AERG, at AERG's expense, during the normal business hours of CILCO, upon reasonable request and upon reasonable notice. In furtherance and not in limitation of the foregoing and subject to any longer periods required under Section 6.4 hereof, no such books, records or documents shall be destroyed by CILCO for a period of seven years after the Closing Date (or until all pending Claims hereunder are resolved, if any such Claim is pending as of the end of such seven-year period) without first advising AERG in writing and giving AERG a reasonable opportunity to obtain possession thereof.

     6.6 Nontransferable Permits. Notwithstanding the foregoing and anything else to the contrary herein, AERG acknowledges and agrees (i) that all Permits that are not transferable will be retained by CILCO from and after the Closing and (ii) that AERG shall be responsible for obtaining any such non-transferable Permit necessary to engage in the Generation Operations from and after the Closing.

     6.7 Nonassignable Contracts. Notwithstanding the foregoing and anything else to the contrary herein, unless the parties mutually agree otherwise, in the event CILCO is unable to obtain the consent necessary to assign or transfer a Contract to AERG without adversely affecting AERG's rights or obligations under such Contract, such Contract will be retained by CILCO.

     6.8 Assets Subject to Mortgage Indenture. For so long as, and to the extent that, the Contributed Assets are subject to a lien or other restrictions pursuant to that certain Indenture of Mortgage and Deed of Trust between CILCO and Bankers Trust Company (the "Mortgage Indenture"), (a) AERG shall not use any such Contributed Assets in a manner inconsistent with the requirements of the Mortgage Indenture; and (b) CILCO shall comply with all of its obligations under, and shall not breach or permit to exist a default under, the Mortgage Indenture.

                                  Article VII
                                 INDEMNIFICATION

     7.1 Indemnification by AERG. From and after the Closing, AERG shall indemnify, defend and hold harmless CILCO and its respective directors, officers, representatives, shareholders, partners, attorneys, accountants, employees (other than Employees) and agents, and their respective heirs, successors and assigns, (collectively, all of the foregoing, the "CILCO Indemnified Parties"), from and against any and all Liabilities that may be incurred by the CILCO Indemnified Parties, or any of them, resulting or arising from, related to or incurred in connection with: (a) the failure of AERG to assume, pay, perform and discharge any of the Assumed Liabilities, and (b) any breach of any representation, warranty, covenant, obligation or agreement of AERG contained herein.

     7.2 Indemnification by CILCO. From and after the Closing, CILCO shall indemnify, defend and hold harmless AERG and its respective directors, officers, representatives, shareholders, partners, attorneys, accountants, employees and agents, and their respective heirs, successors and assigns, (collectively, all of the foregoing, the "AERG Indemnified Parties" and, together with the CILCO Indemnified Parties, the "Indemnified Parties") from and against any and all Liabilities that may be incurred by the AERG Indemnified Parties, or any of them, resulting or arising from, related to or incurred in connection with: (a) the failure of CILCO to assume, pay, perform and discharge any of the Retained Liabilities; and (b) any breach of any representation, warranty, covenant, obligation or agreement of CILCO contained herein. 1.2 Indemnification Procedures for Third-Party Claims. With respect to third-party claims, all claims for indemnification by any Indemnified Party hereunder shall be asserted and resolved as set forth in this Section

     7.3. In the event that any written claim or demand for which AERG or CILCO, as the case may be (an "Indemnifying Party"), would be liable to any Indemnified Party hereunder is asserted against or sought to be collected from any Indemnified Party by a third party, such Indemnified Party shall promptly, but in no event more than thirty (30) days following such Indemnified Party's receipt of such claim or demand, notify the Indemnifying Party of such claim or demand and the amount or the estimated amount thereof, to the extent such estimate is then feasible (which estimate shall not be conclusive of the final amount of such claim or demand) (the "Claim Notice"). The Indemnifying Party shall have sixty (60) days from the receipt of the Claim Notice (the "Notice Period") to notify the Indemnified Party (a) whether the Indemnifying Party disputes the liability of the Indemnifying Party to the Indemnified Party hereunder with respect to such claim or demand and (b) whether it desires to defend the Indemnified Party against such claim or demand. All costs and expenses incurred by the Indemnifying Party in defending such claim or demand shall be a liability of, and shall be paid by, the Indemnifying Party. Except as hereinafter provided, in the event that the Indemnifying Party notifies the Indemnified Party within the Notice Period that it desires to defend the Indemnified Party against such claim or demand, the Indemnifying Party shall have the right to defend the Indemnified Party by appropriate proceedings and shall have the sole power to direct and control such defense. If any Indemnified Party desires to participate in any such defense, it may do so at its sole cost and expense. The Indemnified Party shall not settle any such claim or demand without the consent of the Indemnifying Party. The Indemnifying Party shall not, without the prior written consent of the Indemnified Party, settle, compromise or offer to settle or compromise any such claim or demand on a basis which would result in the imposition of a consent order, injunction or decree which would restrict the future activity or conduct of the Indemnified Party. If the Indemnifying Party elects not to defend the Indemnified Party against such claim or demand, whether by not giving the Indemnified Party timely notice as provided above or otherwise, then the amount of any such claim or demand or, if the same be contested by the Indemnified Party, then that portion thereof as to which such defense is unsuccessful (and the reasonable costs and expenses pertaining to such defense), shall be the liability of the Indemnifying Party hereunder. To the extent the Indemnifying Party shall direct, control or participate in the defense or settlement of any third-party claim or demand, the Indemnified Party will give the Indemnifying Party and its counsel access, during normal business hours, to the relevant business records and other documents, and shall permit them to consult with the employees and counsel of the Indemnified Party. The Indemnified Party shall use its best efforts in the defense of all such claims.

     7.4 Indemnification Procedures for Other Claims. In the event that any Indemnified Party has a claim against an Indemnifying Party under or in connection with this Agreement that does not involve a third-party claim, the Indemnified Party must notify the Indemnifying Party of such claim within thirty
(30) days following the date on which the Indemnified Party becomes aware of any such claim; provided, however, that failure to give such notice shall not affect the Indemnified Party's right to indemnification or the Indemnifying Party's obligation to indemnify under this Article VII, except to the extent the Indemnifying Party is actually prejudiced thereby.

     7.5 Mitigation. Each Indemnified Party shall take all reasonable steps to mitigate its respective Liabilities upon and after becoming aware of any event that could reasonably be expected to give rise to any Liabilities for which such Indemnified Party may be entitled to indemnification hereunder.

     7.6 Computation of Losses Subject to Indemnification. The amount of any Liability for which indemnification is provided under this Article VII shall (i) be computed net of any insurance proceeds or other third-party recovery received by the Indemnified Party in connection with such Liability (and any such proceeds or recovery received by an Indemnified Party after receipt by such Indemnified Party of an indemnification payment in connection with such Liability pursuant to this Article VII shall be promptly remitted to the Indemnifying Party, to the extent of such indemnification payment) and (ii) exclude consequential damages, lost profits and exemplary or punitive damages.

     7.7  Obligations  Absolute.   The  foregoing  contractual   obligations  of
indemnification set forth in this Article VII shall:

     (a) also apply to any and all third party claims that allege that an Indemnified Party is independently, directly, vicariously or jointly and severally liable to such third party; and

     (b) to the extent permitted by applicable law, apply even if the Indemnified Party is partially negligent or otherwise partially culpable or at fault, whether or not such liability arises under any doctrine of strict liability.

     7.8  Survival of Indemnities.  The obligations of CILCO and AERG under this
Article VII shall survive the sale or other transfer by any of them of any assets or businesses or the assignment by any of them of any Liabilities, with respect to any indemnifiable liability of any Indemnified Party related to such assets, businesses or Liabilities.

     7.9 Remedies Exclusive. The remedies provided in this Article VII shall be the exclusive remedies of the parties hereto with respect to the matters for which the parties may be entitled to indemnification under this Article VII; provided, however, that this Article VII shall not be deemed to apply to matters covered by remedies specifically provided under any of the Ancillary Documents or under the Power Supply Agreement or Services and Facilities Agreement, which remedies shall be the exclusive remedies with respect to such matters.

                                  Article VIII
                                   TERMINATION

     8.1 Termination. This Agreement and the transactions contemplated hereby may be terminated at any time prior to the Closing (any such date upon which this Agreement is terminated pursuant to this Section 8.1 shall be referred to herein as the "Termination Date"):

     (a)  by mutual written consent of CILCO and AERG;

     (b) by CILCO or AERG, if there shall be in effect any law that prohibits the consummation of the Closing or if consummation of the Closing would violate any non-appealable final order, decree or judgment of any court or other Governmental Authority having competent jurisdiction;

     (c) by AERG, if any condition precedent to AERG's obligation to effect the Closing as set forth in Section 3.4 is not satisfied, or shall have become incapable of fulfillment, and such condition is not waived, if waivable, by AERG on or prior to the Termination Date; and

     (d) by CILCO, if any condition precedent to CILCO's obligation to effect the Closing as set forth in Section 3.5 is not satisfied, or shall have become incapable of fulfillment, and such condition is not waived, if waivable, by CILCO on or prior to the Termination Date.

     8.2  Effect of  Termination.  If this  Agreement is terminated  pursuant to
Section 8.1, written notice thereof shall be given to the other party and this Agreement shall thereafter become void and have no further force and effect and all further obligations of CILCO and AERG under this Agreement shall terminate without further liability of CILCO or AERG.

                                   Article IX
                                 MISCELLANEOUS

     9.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if (i) delivered in person (to the individual whose attention is specified below) or via facsimile (followed immediately with a copy in the manner specified in clause (ii) hereof), (ii) sent by prepaid first-class registered or certified mail, return receipt requested, or (iii) sent by recognized overnight courier service, as follows:

                  to CILCO:         Central Illinois Light Company
                                    300 Liberty Street
                                    Peoria, Illinois 61602-1404
                                    Attention: General Counsel

                  to AERG: AmerenEnergy Resources Generating Company One Ameren Plaza
                                    1901 Chouteau Avenue
                                    St. Louis, Missouri 63103
                                    Attention: General Counsel

or to such other address as any party hereto may, from time to time, designate in a written notice given in like manner. All notices and other communications hereunder shall be effective: (i) the day of receipt when delivered by hand, facsimile or overnight courier; and (ii) three Business Days from the date deposited in the mail in the manner specified above.

     9.2 Entire Agreement; Amendment. This Agreement (including all Ancillary Documents, Schedules and Exhibits hereto) contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, oral or written, with respect to such matters. Any amendment or modification hereto and thereto, in order to become effective, shall be made in writing and executed by each party hereto and thereto. No other Person shall have the right or ability to modify, amend or terminate this Agreement or any Ancillary Document in any respect, by conduct or otherwise.

     9.3 Parties in Interest; Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as set forth in Article VII with respect to Indemnified Parties, nothing in this Agreement, express or implied, is intended to confer upon any Person other than AERG, CILCO or their respective successors or permitted assigns, any rights or remedies under or by reason of this Agreement. No party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other party hereto.

     9.4 Schedules. The disclosure of any matter in any schedule to this Agreement shall be deemed to be a disclosure for all purposes of this Agreement to which such matter could reasonably be expected to be pertinent, but shall expressly not be deemed to constitute an admission by AERG or CILCO or to otherwise imply that any such matter is material for the purposes of this Agreement.

     9.5 Governing Law; Submission to Jurisdiction; Selection of Forum. This Agreement shall be governed by, and construed in accordance with, the laws of the state of Illinois, without regard to its principles of conflicts of laws. Each party hereto agrees that it shall bring any action or proceeding in respect of any claim arising out of or related to this Agreement or any Ancillary Document or the transactions contained in or contemplated hereby or thereby, whether in tort or contract or at law or in equity, exclusively in a court of the State of Illinois (the "Chosen Courts") and (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action or proceeding in the Chosen Courts,

(iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party and (iv) agrees that service of process upon a party in any such action or proceeding shall be effective if notice is given in accordance with Section 9.1 of this Agreement.

     9.6  Counterparts.   This   Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same Agreement.

     9.7 Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof or thereof. If any provision of this Agreement or any Ancillary Document, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement or the Ancillary Document, as the case may be, and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

     9.8 Headings. The heading references and the table of contents herein and in any Ancillary Document are for convenience purposes only, do not constitute a part of this Agreement or any Ancillary Document and shall not be deemed to limit or affect any of the provisions hereof.

                            [SIGNATURE PAGE FOLLOWS]

     IN  WITNESS  WHEREOF,   the  parties  have  caused  their  duly  authorized
representatives to execute this Contribution Agreement as of the date first above written.

                                         CENTRAL ILLINOIS LIGHT COMPANY, an
                                         Illinois corporation d.b.a. AMERENCILCO



                                         By:    /s/ G.L. Rainwater
                                            ------------------------------------
                                         Name:      G.L. Rainwater
                                         Title:     President



                                         AMERENENERGY RESOURCES
                                         GENERATING COMPANY, an Illinois
                                         corporation



                                         By:    /s/ Daniel F. Cole
                                            ------------------------------------
                                         Name:      Daniel F. Cole
                                         Title:     President

                             Contribution Agreement
                             ----------------------

                                    Exhibit A
                                    ---------


                          Duck Creek Easement Agreement

                             Contribution Agreement
                             ----------------------

                                    Exhibit B
                                    ---------


                           Edwards Easement Agreement

                             Contribution Agreement
                             ----------------------

                                    Exhibit C
                                    ---------


                             Power Supply Agreement

                             Contribution Agreement
                             ----------------------

                                    Exhibit D
                                    ---------


                        Services and Facilities Agreement

                             Contribution Agreement
                             ----------------------

                                    Exhibit E
                                    ---------


                       Sterling Avenue Easement Agreement

                                             SCHEDULES TO CONTRIBUTION AGREEMENT


                                 SCHEDULE 2.1(a)

                               OWNED REAL PROPERTY

1. The real property located at 17751 North CILCO Road, in the City of Canton, County of Fulton, and State of Illinois (the Duck Creek Property). The description of the Duck Creek Property is attached hereto as Annex A.

2. The real property located at 7800 South CILCO Lane, in the City of Bartonville, County of Peoria, and State of Illinois (the Edwards Property). The description of the Edwards Property is attached hereto as Annex B.

                                     ANNEX A

                       DESCRIPTION OF DUCK CREEK PROPERTY


                               [legal description]

                                     ANNEX B

                         DESCRIPTION OF EDWARDS PROPERTY


                               [legal description]

                                 SCHEDULE 2.1(b)

                              LEASED REAL PROPERTY

1. The facility and parcel of real property leased by CILCO as lessee and located at 4498 Entec Drive, in the City of Bartonville, County of Peoria, and State of Illinois (the Entec Property). The description of the Entec Property is attached hereto as Annex A.
                                    -------

2. The generation facility easement to CILCO is located at 4316 North Sterling Avenue in the City of Peoria, County of Peoria and State of Illinois ("Sterling Avenue Easement"). The description of the Sterling Avenue Easement is attached hereto as Annex B.
                                    -------

                                     ANNEX A

                        DESCRIPTION OF THE ENTEC PROPERTY



                               [legal description]

                                     ANNEX B

                   DESCRIPTION OF THE STERLING AVENUE EASEMENT



                               [legal description]

                                 SCHEDULE 2.1(d)

                        SPECIFIC ACCOUNT AND OTHER ASSETS

1.   Sulfur dioxide emission allowance inventory recorded in Account 158.1.

2.   Undistributed stores recorded in Account 163.

3.   Miscellaneous deferred debits recorded in Account 186.

4.   The assets identified on Annex A attached hereto.

5.   The assets identified on Annex B attached hereto.

                                 SCHEDULE 2.1(e)

                              INTELLECTUAL PROPERTY


1.   AERG (formerly CIGI) Logo and all rights and benefits connected therewith.

                                 SCHEDULE 2.1(f)

                                    CONTRACTS

1. Finance Lease dated 11/4/99 between CILCO and Caterpillar Financial Services Corporation.

2. Finance Lease dated 1/21/99 between CILCO and Caterpillar Financial Services Corporation.

3. Marketing and Management Agreement dated 12/6/00 between CILCO and ISG Resources, Inc.

4. Contractual Inventory Agreement dated 9/20/00 between CILCO and Alstom Power Integrated Services, Inc.

5. Maintenance and Connectivity Support Agreement dated 2/1/01 between CILCO and IKON Office Solutions, Inc.

6.   Maintenance  Agreement  between  CILCO  and  IKON  Office  Solutions,  Inc.
     (undated).

7.   Hardware  and  Software   Agreement   dated   2/11/98   between  CILCO  and
     Environmental Systems Corporation.

8. Software License and Non-Disclosure Agreement dated 12/29/99 between CILCO and Environmental Systems Corporation.

9. Software License Agreement dated 3/17/00 between Project Software & Development, Inc.

10. General Ledger Software Agreements for Duck Creek and Edwards dated 2/29/00 between CILCO and Software Essentials, Inc.

11.  Guaranteed   Term   Agreement   dated  6/21/00   between  CILCO  and  Qwest
     Communications Corporation.

12. Collective Bargaining Agreement dated 2/23/01 - 7/1/06 between CILCO and National Conference of Firemen and Oilers, Local # 8.

13.  Coal Supply Agreement dated 1/17/00 between CILCO and Exxon Coal USA, Inc.

14. Coal Supply Agreement dated 1/1/00 between CILCO and Consolidation Coal Company.

15. Rail Transportation Agreement dated 8/29/01 between CILCO, The Burlington Northern and Santa Fe Railway Company, Norfolk Southern Railway and The Toledo Peoria & Western Railway Corporation.

16. Confidential Rail Transportation Contract dated 1/1/00 between CILCO and Union Pacific Railroad Company.

17. Rail Transportation Agreement dated 1/21/02 between CILCO, The Burlington Northern and Santa Fe Railway Company, and The Toledo Peoria & Western Railway Corporation.

18. Limestone Purchase Letter Agreement dated 1/3/00 between CILCO and Central Stone Company.

19. Contract entered into on August 17, 2001, between CILCO and Lurgi Lentjes North America for installation of Selective Catalytic Reactor System at Edwards facility.

20. Contract entered into on May 2002, between CILCO and Lurgi Lentjes North America for installation of Selective Catalytic Reactor System at Duck Creek facility.

21.  Project Service Agreement dated 1/4/02, between CILCO and Harding ESE.

22. Coal Supply Agreement dated 12/20/01, between CILCO and RAG Coal Sales of America, Inc.

23. Coal Supply and Transportation Agreement dated 11/21/01, between CILCO and Prairie Energy Sales Corporation.

24. Coal Supply Agreement dated 1/1/02 - 12/31/04, between CILCO and Oxbow Carbon & Minerals, Inc.

25. License Agreement covering license # 98604, file 28-387 dated October 10, 1983 between CILCO and Chicago and Northwestern Transportation Company.

26. License Agreement dated August 15, 1983 between CILCO and Peoria and Pekin Union Railway Company.

27. License Agreement # 6393 dated September 1, 1983 between CILCO and Toledo, Peoria & Western Railroad.

28. See Appendix B of the Power Supply Agreement for supply contracts assigned to AERG.

                                 SCHEDULE 2.1(g)

                                     PERMITS

1. NPDES Permit No. IL0001970, dated 3/1/00, between CILCO and Illinois Environmental Protection Agency.

2. Dept. of the Army Permit #CEMVR-RD-365340-1, between CILCO and U.S. Army Corps of Engineers, Rock Island District (undated).

3. Application for CAAPP Permit, dated 7/7/95, between CILCO and Illinois Environmental Protection Agency.

4.   Operating Permit #73010724 I.D. No. 143805AAG,  dated 6/20/95, with Title V
     Permit   Application   95070026   pending   between   CILCO  and   Illinois
     Environmental Protection Agency.

5. Joint Construction and Operating Permit #98090079, I.D. No. 143805AAG, dated 12/8/98, between CILCO and Illinois Environmental Protection Agency.

6. Acid Rain Program Phase II Permit, Oris No. 6016, Illinois Environmental Protection Agency I.D. No. 057801AAA, effective 1/1/2000, between CILCO and Illinois Environmental Protection Agency, Phase II Nox Compliance Plan dated 12/18/97, and revision submitted June 27, 2003.

7. NPDES Permit No. IL0055620, dated 5/1/98, between CILCO and Illinois Environmental Protection Agency, and pending renewal application submitted 9/26/02.

8. Operating Permit Grant #78020006 - NSPS Source Revised, dated 11/13/95 and expired 3/6/1998, with Permit Application 95070025 pending between CILCO and Illinois Environmental Protection Agency.

9. Water Pollution Control Permit #2000-EO-1116, dated 8/28/00, between CILCO and Illinois Environmental Protection Agency.

10. Radioactive Material License #IL-01572-01 Amendment #9, dated 10/18/00, between CILCO and Illinois Department of Nuclear Safety.

11. Radioactive Material License #IL-01572-02, dated 2/20/2001, between CILCO and Illinois Department of Nuclear Safety.

12. Draft Acid Rain Phase II Permit No. 143805AAG and Phase II NOx Compliance Plan, dated 12/18/97, between CILCO and Illinois Environmental Protection Agency, and revision submitted June 27, 2003.

13. Federally Enforceable State Operating Permit #73010481, I.D. No. 143065 AMW - Revised, dated 7/25/2002, between CILCO and Illinois Environmental Protection Agency.

14. Boron Variance obtained in CILCO (Duck Creek Station) v. IEPA, PCB 99-21, granted 12/17/98, Illinois Pollution Control Board and CILCO.

15. Sulphur Dioxide Variance and site-specific relief obtained in CILCO v. IEPA, PCB 99-80, granted 6/5/03, Illinois Pollution Control Board and CILCO.

16. Final Alternative Emission Limitation Petition, AES Edwards Station, Unit 3, Oris Code 856, dated 3/26/2002, filed with the U.S. Environmental Protection Agency.

17. Construction Permit #02020038, I.D. No. 057801AAA for Duck Creek Low NOx Burners, dated 3/15/02, between AES - Duck Creek c/o CILCO and Illinois Environmental Protection Agency.

18.  Construction Permit #0204006 for Duck Creek SCR, dated 5/3/02,  between AES
     - Duck Creek and Illinois Environmental Protection Agency.

19. Construction Permit #01070072 for Edwards SCR, dated 10/22/01, between Edwards Station c/o AES E.D. Edwards Station and Illinois Environmental Protection Agency.

20. Peoria County Zoning, Building and Use Permit #48235 - Edwards SCR, dated 4/12/02, between AES Edwards Power Plant and County of Peoria, Illinois.

21. Peoria County Construction Permit - Pollution Control Structure & Equipment #7356 - Duck Creek SCR, dated 3/27/02, between AES Duck Creek c/o CILCO and Fulton County, Illinois.

22. Peoria County Edwards Entrance Road Erosion Permit #2001-156, dated 9/28/01, between AES Edwards and County of Peoria, Illinois.

23. Erosion Control Escrow Agreement, dated 8/30/02, between AES Edwards Station and the Peoria County Erosion Control Administrator and the Peoria County Control Treasurer regarding Peoria County Erosion, Sediment and Storm Water Control Permit #2001-156.

24. Peoria County Flood Permit #2001-019F, dated 10/5/01, between AES Edwards and County of Peoria, Illinois.

25.  Illinois  Pesticide ID Card  License No. CAN 05763379  issued to Tim L. Van
     Middlesworth  by  the  Illinois   Department  of  Agriculture,   Bureau  of
     Environmental Programs.

26. Illinois Pesticide ID Card License No. CAN 05763380 issued to Marcus George Boyer by the Illinois Department of Agriculture, Bureau of Environmental Programs.

27. U.S. Environmental Protection Agency NOx Allowance Tracking System Accounts for the benefit of CILCO - Account Numbers:
     000856000001
     000856000002
     000856000003
     000856OVERDF
     000601600001
     999900000195

28. U.S. Environmental Protection Agency SO2 Allowance Tracking System Accounts for the benefit of CILCO - Account Numbers:
     000856000001
     000856000002
     000856000003
     000601600001

29.  Construction   Permit  #03050051  for  Edwards  Units  1  and  2  Flue  Gas
     Conditioning System, dated 5/21/03, between AmerenEnergy Generating Company (CILCO) and Illinois Environmental Protection Agency.

30. NPDES Permit No. ILR108958, dated 9/4/03, between AmerenCILCO and Illinois Environmental Protection Agency.

31.  Peoria  County  Erosion  Permit  No.  2003-126,   dated  8/13/03,   between
     AmerenCILCO Edwards Pwr. Plant and County of Peoria, Illinois.

                                 SCHEDULE 2.2(a)

                            RETAINED TRANSMISSION AND
                               DISTRIBUTION ASSETS


1. The overhead and underground communications and electrical transmission and distribution lines (whether consisting of one circuit or more than one circuit) and other overhead and underground transmission, distribution, communication and related facilities and structures, including towers, pole structures, poles, wires, cables, conduits, pipes (including natural gas pipelines and connections), ducts, pumps, controls, switches, relays, circuit breakers, monitoring devices, fiber optic cable and facilities, counterpoise, anchors, ground grid, cathodic protection equipment, manholes, transformers, pedestals, and necessary fixtures, conductors and appurtenances attached thereto, that are located at the Sterling Avenue Facility and an easement is being granted with respect to those such assets used or held for use in connection with Generation Operations.

2.   The assets identified on Annex A attached hereto.

                                 SCHEDULE 2.2(b)

                               RETAINED CONTRACTS

1.   Tolling Agreement between CILCO and AES Medina Valley Cogen LLC (undated).

2.   Caterpillar  Receivables  Assignment and Consent  Agreement  dated 12/19/00
     between  CILCO,  AES  Medina  Valley  Cogen  LLC,  Caterpillar,   Inc.  and
     Landesbank Hessen-Thuringen Girozentrale, New York Branch.

3. Interconnection Agreement dated 12/29/00 between CILCO and AES Medina Valley Cogen LLC.

4. Services Agreement (Medina) dated 12/29/00 between CILCO and Caterpillar, Inc. (with Lease Agreement, Environmental Agreement and Confidentiality Agreement attached).

5. Ground Lease, dated as of December 16, 1993, by and between Midwest Grain Products, Inc., as lessor, and CILCORP Development Services, Inc., as lessee.

6. Cogeneration Agreement dated 12/16/93 between CILCO, CILCORP, and Midwest Grain Products, Inc.

7. Steam Heat Service Agreement dated 12/16/93 between CILCORP and Midwest Grain Products, Inc.

8. Gas Service Agreement dated 9/1/96 between CILCO and Midwest Grain Products of Illinois.

9. Postage Meter Rental Agreement dated 7/6/99 between CILCO and Ascom Hasler Mailing Systems, Inc.

10.  Equipment  Rental  Agreement dated 7/15/99 between CILCO and Walz Equipment
     Co.

11.  Microsoft Business Agreement dated 6/28/00.

12. Software License and Maintenance Agreement dated 12/9/98 between CILCO and Lodestar Corporation.

13. License Agreement for Proprietary Software Products and Maintenance dated 6/30/94 between CILCO and Compuware Corporation.

14.  SCADA System  Agreement dated 9/15/97  between CILCO and Valmet  Automation
     (USA), Inc.

15. OASyS Software License Agreement dated 9/15/97 between CILCO and Valmet Automation (USA), Inc.

16.  Payroll  Services   Agreement  dated  6/7/00  between  CILCO  and  Ceridian
     Corporation.

17.  Software License between CILCO and Ceridian Corporation (undated).

18.  Personal  Services   Agreement  between  CILCO  and  Ceridian   Corporation
     (undated).

19. Letter Agreement dated 9/1/99 between CILCO, Trunkline Gas Company, and Panhandle Eastern Pipe Line Company.

20. Services Agreement (#104819) dated 10/1/00 between CILCO and ANR Pipeline Company.

21. Services Agreement (#104820) dated 11/1/00 between CILCO and ANR Pipeline Company.

22. Firm Transportation Negotiated Rate Agreement for Prearranged Capacity Contract (#117452) dated 11/1/00 between CILCO and Natural Gas Pipeline of America.

23. Firm Transportation Negotiated Rate Agreement for Prearranged Capacity Contract (#116657) dated 4/1/00 between CILCO and Natural Gas Pipeline of America.

24. Firm Transportation Negotiated Rate Agreement for Prearranged Capacity Contract (#117318) dated 5/1/00 between CILCO and Natural Gas Pipeline of America.

25. Professional Services Agreement dated 6/18/98 between CILCO and Computer Associates International, Inc.

26. Master Product License Agreement dated 5/31/94 between CILCO and Platinum Technology, Inc.

27. FCC Radio Station License (Duck Creek Locomotive) dated 9/8/99 between CILCO and the Federal Commerce Commission.

28. FCC Radio Station License (Emergency Communications -- Duck Creek, Edwards, and Energy Control Center) dated 3/26/00 between CILCO and the Federal Commerce Commission.

29. FCC Radio Station License (Edwards Locomotive) dated 9/8/99 between CILCO and the Federal Commerce Commission.

30. FCC Radio Station License (Duck Creek Paging) dated 9/8/99 between CILCO and the Federal Commerce Commission.

31. FCC Radio Station License (Duck Creek Voice) dated 9/8/99 between CILCO and the Federal Commerce Commission.

32. Equipment Lease dated 6/1/93 between CILCO and Ameritech Credit Corporation (as supplemented).

33. Ameritech Priority Service Solutions Maintenance Service Agreement dated 11/14/96 between CILCO and Ameritech Enhanced Business Services.

                            SCHEDULE 2.3(b) - Omitted

                                 SCHEDULE 2.3(c)

                            ASSUMED CLAIM LIABILITIES

1. All Liabilities arising out of the Coal Supply Agreement dated 1/1/00 between CILCO and Consolidation Coal Company.

2. All Liabilities arising out of the Coal Supply Agreement (as amended and restated) dated 1/1/87 between CILCO and Freeman United Coal Mining Company.

                                 SCHEDULE 2.3(d)

                           CERTAIN ASSUMED LIABILITIES

1. Accumulated deferred income taxes recorded in Account 190, 281, 282 and 283.

2. Accounts payable recorded in Account 232 (consisting primarily of payments due from fuel suppliers and transporters).

3.   Accrued real estate taxes recorded in Account 236.

4.   Pension and OPEB liability recorded in Account 253.

                                 SCHEDULE 2.4(d)

                           RETAINED CLAIM LIABILITIES


1.   All Liabilities  arising out of or relating to CILCO's  Affirmative  Action
     Plan.

2. All Liabilities arising out of or relating to the September 6, 2000 Conciliation Agreement.

3. All Liabilities arising out of or relating to the employment or termination of employment of Marian Head.

4. All Liabilities arising out of or relating to the employment or termination of employment of Ruth Gibbs.

5. All Liabilities arising out of or relating to the bonus programs for CILCO personnel in the Energy Delivery Unit (EDU) and Sales & Marketing (S&M) departments of CILCO.

6. All Liabilities arising out of or relating to Donald Kolzow v. USX Corp., CILCO, et al., Case No. 01 L 002448 (Cook County, IL).

7. All Liabilities arising out of or relating to Huey v. A.W. Chesterton, Inc., et al, case number 02-L-530 (Madison County).

8. All Liabilities arising out of or relating to Klingler v. A.W. Chesterton, Inc., et al, case number 02-L-1066 (Madison County).

9. All Liabilities arising out of or relating to Graves v. Rapid American Corporation, et al, case number 00-L-14281 (Cook County).

10. All Liabilities arising out of or relating to King v. Rapid American Corporation, et al, case number 00-L-4256 (Cook County).

11. All Liabilities arising out of or relating to Johnson v. ACandS, Inc., et al, case number 02-L-178 (Madison County).

12. All Liabilities arising out of or relating to Abegg V. John Crane Inc., et al, case number 02-L-1429 (Madison County).

13. All liabilities arising out of or relating to Clark v. ABB, Inc., et al., Case No. 49-D-02-9601-MI-001-798 (Marion County, Indiana).

14. All liabilities arising out of or relating to Jackie A. Feicke v. A. W. Chesterton, Inc., et al., Case No. 02-L-480 (Peoria County).

15. All liabilities arising out of or relating to Richard Lingenfelter v. A. W. Chesterton, Inc., et al., Case No. 02-L-489 (Peoria County).

16. All liabilities arising out of or relating to Cox v. A. W. Chesterton, Inc., et al., Case No. 02-L-125 (Peoria County).

17. All liabilities arising out of or relating to Frith v. A. W. Chesterton, Inc., et al., Case No. 02-L-1120 (Madison County).

18. All liabilities arising out of or relating to the death of employee Marrice Sayles.

                                 SCHEDULE 2.4(e)

                       RETAINED ENVIRONMENTAL LIABILITIES


1. Potential Liabilities associated with four identified former manufactured gas plant sites located at (a) 825 N. McArthur Blvd., Springfield, IL; (b) Persimmon St., Peoria, IL; (c) 531 Court St., Pekin, IL and (d) the Vector-Springfield site, Springfield, IL.

2. Potential Liabilities associated with the former power station site located at 100 Harrison St., Peoria, IL.

3. Potential Liabilities associated with the Pierce Oil & Refining Company site in Springfield, Illinois and not arising out of the Generation Operations at the Facilities.

4. Liabilities associated with the June 15, 2000 Notice of Intent to Pursue Legal Action ("NOI") from the Illinois Environmental Protection Agency regarding alleged permit violations pertaining to the continuous emissions monitoring system at the Indian Trails Facility.

5. The potential Liabilities associated with the past, present and future compliance with all federal, state and local requirements related to the off-site disposal of materials from any of the Retained Assets or Retained Contracts.

6. The potential Liabilities and closure obligations associated with closure of an ash pond at the R.S. Wallace Power Station.

7. The potential Liabilities associated with groundwater exceedances at the R.S. Wallace Power Station.

8. The potential Liabilities associated with an alleged discharge of asbestos into the Illinois River during the demolition of the R.S. Wallace Power Station.

9. The potential Liabilities associated with asbestos abatement relating to the December 1995 implosion of one of the buildings at the R.S. Wallace Power Station.

10. Potential Liabilities associated with the April 23, 2001 Noncompliance Advisories from the Illinois Environmental Protection Agency ("IEPA") for the Hallock Diesel Generators Facility (Lifetime Operating Permit No. 00010058) and the Kickapoo Diesel Generators Facility (Lifetime Operating Permit No. 00010059).

11. Potential Liabilities associated with a March 10, 1998 Notice of Violation issued by the IEPA to CILCO with respect to its operation of a cogeneration facility located in Pekin, Illinois (i.e., the Indian Trails Facility) that is associated with Midwest Grain Products Co.

12. Potential Liabilities associated with past, present and future compliance with federal, state and local statutory, regulatory and permit requirements for the Lincoln Gas Storage Field, the Springfield Service Center, the Indian Trails Facility and the R.S. Wallace Power Station, including without limitation, the requirements in the following permits:

     (a) Indian Trails Facility Operating Permit No. 94010076, issued by the IEPA on September 22, 1999, expiring March 17, 2002;

     (b) Lifetime Operating Permit #00010058 for Diesel Generators issued by the IEPA on April 19, 2000, expiring 180 days after the IEPA sends a written request for renewal;

     (c) 7/20/99 IEPA Termination of NPDES permit for the R.S. Wallace Power Station;

     (d)  8/24/00  IEPA  Certification  of Closure  for the R.S.  Wallace  Power
          Station;

     (e) Permit No. 1992-004-DE/OP; Supplemental Permit No. 1999-151-SP for modification of existing landfill for the R.S. Wallace Power Station; and

     (f) Lifetime Operating Permit #00010059 for Diesel Generators issued by the IEPA on April 19, 2000, expiring 180 days after the IEPA sends a written request for renewal.

                                  SCHEDULE 4.3

                                    CONSENTS

1. Consent of ISG Resources, Inc. for assignment of Marketing and Management Agreement dated 12/6/00.

2. Consent of IKON Office Solutions, Inc. for assignment of Maintenance and Connectivity Support Agreement dated 2/1/01.

3. Consent of IKON Office Solutions, Inc. for assignment of Maintenance Agreement (undated).

4. Consent of Environmental Systems Corporation for assignment of Software License and Non-Disclosure Agreement dated 12/29/99.

5. Consent of Project Software & Development, Inc. for assignment of Software License Agreement dated 3/17/00.

6. Consent of Qwest Communications Corporation for assignment of Guaranteed Term Agreement dated 6/21/00.

7. Consent of Union Pacific Railroad Company for assignment of Confidential Rail Transportation Contract dated 1/1/00.

8. Consent of Lurgi Lentjes North America for assignment of Catalytic Reactor System at Edwards facility dated July 2001.

9. Consent of Lurgi Lentjes North America for assignment of Catalytic Reactor System at Duck Creek facility dated May 2002.

10. Consent of Harding ESE for assignment of Professional Services Agreement and Environmental Compliance Services Work Order dated 1/4/02.

11. Consent of Chicago and Northwestern Transportation Company for assignment of license agreement covering license # 98604, file 28-387 dated October 10, 1983.

12. Consent of Peoria and Pekin Union Railway Company for assignment of license agreement dated August 15, 1983.

13. Consent of Toledo, Peoria & Western Railroad for assignment of license agreement # 6393 dated September 1, 1983.

14. Approval of the Federal Energy Regulatory Commission for the following items:

     a. Authorization to implement corporate restructuring and to transfer jurisdictional assets.

     b.   Approval of market based rate authority for AERG.

     c. Waiver of Commission's interaffiliate power sales transmission pricing rules and code of conduct rules.

     d.   Acceptance of AERG's revised market based rate tariff.

     e.   Approval of form Power Supply Agreement.

     f.   Approval of interconnection agreement between CILCO and AERG.

     g.   Waiver of requirements under FERC Orders 888 and 889.

     h.   Determination of exempt wholesale generator status.

                                  SCHEDULE 6.2

                                    EMPLOYEES